                                                                     EXHIBIT 4.1




NUMBER SA                      [SIMPLEX LOGO]                             SHARES

INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR STATEMENTS RELATING
    THE STATE OF DELAWARE                          TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY


This Certifies that                                            CUSIP 828854 10 9

is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $0.001 PER SHARE, OF

                            SIMPLEX SOLUTIONS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/ Penelope Herscher                      /s/ Robert Sanchez

CHAIRMAN AND CHIEF EXECUTIVE OFFICER           SECRETARY



                         [SIMPLEX SOLUTIONS INC. SEAL]

                            SIMPLEX SOLUTIONS, INC.

      A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - As tenants in common                  UNIF GIFT MIN ACT -                Custodian
TEN ENT - as tenants by the entireties                              ---------------         ----------------
JT TEN  - as joint tenants with right                                   (Cust)                  (Minor)
          of survivorship and not as                                under Uniform Gifts to Minors
          tenants in common                                         Act
                                                                        ------------------------------------
                                                                                    (state)
                                                UNIF TRF MIN ACT -            Custodian (until age         )
                                                                    ----------                    ---------
                                                                      (Cust)
                                                                                    under Uniform Transfers
                                                                    ---------------
                                                                        (Minor)
                                                                    to Minors Act
                                                                                  ------------------------
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

                                             X__________________________________

                                             X__________________________________
                                    NOTICE:   THE SIGNATURE(S) TO THE ASSIGNMENT
                                              MUST CORRESPOND WITH THE NAME(S)
                                              AS WRITTEN UPON THE FACE OF THE
                                              CERTIFICATE IN EVERY PARTICULAR,
                                              WITHOUT ALTERATION OR ENLARGEMENT
                                              OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By _________________________________________
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY
   AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
   APPROVED SIGNATURE GUARANTEE MEDALLION
   PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN SIMPLEX SOLUTIONS, INC. AND LASALLE BANK NATIONAL ASSOCIATION, AS THE RIGHTS AGENT, DATED AS OF MAY 2,
2002 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF SIMPLEX SOLUTIONS, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.